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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
American Safety Insurance Group, Ltd.:

  We consent to the use of our reports included herein and to the reference of our firm under the heading "Experts" in the prospectus.

                                          KPMG PEAT MARWICK LLP

Atlanta, Georgia
February 12, 1998